EXHIBIT 16.1

                             BEDERSON & COMPANY LLP
                              405 Northfield Avenue
                          West Orange, New Jersey 07052



December 1, 2003

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC 20549

Commissioners:

We have read the statements made by Golf Rounds.com, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Report on Form 8-K. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,

/s/ Bederson & Company LLP
Bederson & Company LLP